Restructuring Charges	12 Months Ended
Dec. 31, 2013
Restructuring Charges Disclosure [Abstract]
Restructuring Charges

4) RESTRUCTURING CHARGES

During the year ended December 31, 2013, in a continued effort to reduce its cost structure, the Company initiated restructuring plans across several of its businesses, primarily for the reorganization or closure of certain business operations. As a result, the Company recorded restructuring charges of $20 million, reflecting $14 million of severance costs and $6 million of costs associated with exiting contractual obligations. During the years ended December 31, 2012 and 2011, the Company recorded restructuring charges of $19 million and $42 million, respectively. The charges reflected $21 million of severance costs and $40 million of costs associated with exiting contractual obligations. As of December 31, 2013, the cumulative amount paid for the 2013, 2012 and 2011 restructuring charges was $56 million, of which $22 million was for the severance costs and $34 million related to costs associated with exiting contractual obligations. The 2012 and 2011 restructuring reserves were substantially utilized at December 31, 2013. The Company expects to substantially utilize the 2013 restructuring reserve by the end of 2014.

	Balance at	2013	2013	Balance at
	December 31, 2012	Charges	Payments	December 31, 2013
Entertainment	$25	$12	$(23)	$14
Cable Networks	—	1	—	1
Publishing	2	1	(2)	1
Local Broadcasting	7	5	(4)	8
Corporate	1	1	(1)	1
Total	$35	$20	$(30)	$25

	Balance at	2012	2012	Balance at
	December 31, 2011	Charges	Payments	December 31, 2012
Entertainment	$40	$7	$(22)	$25
Publishing	1	3	(2)	2
Local Broadcasting	—	8	(1)	7
Corporate	—	1	—	1
Total	$41	$19	$(25)	$35